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                                                                   Exhibit 10.29

                                                              TIAA Appl. #MD-534
                                                                  M - 0004 54100

                                 PROMISSORY NOTE
                                 ---------------

$85,000,000                                                  Columbia, Maryland
                                                        Dated: Oct. 22, 1998

         FOR VALUE RECEIVED, CORPORATE OFFICE PROPERTIES, L.P. ("Borrower"), a Delaware limited partnership, having its principal place of business at 8815 Centre Park Drive, Suite 400, Columbia. Maryland 21045, promises to pay to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("Lender"), a New York corporation, or order, at Lender's offices at 730 Third Avenue, New York, New York 10017 or at such other place as Lender designates in writing, the principal sum of EIGHTY-FIVE MILLION DOLLARS ($85,000,000) (the principal sum or so much of the principal sum as may be advanced and outstanding from time to time, the "Principal"), in lawful money of the United States of America, with interest on the Principal from the date of this Promissory Note (this "Note") through and including the date of repayment in full of the Principal at the fixed rate of six and 89/100ths percent (6.89%) per annum (the "Fixed Interest Rate").

         This Note is guaranteed by, inter alia, a Conditional Payment Guaranty (the "Conditional Guaranty") from NBP One, LLC, NBP-131-133-141, LLC, Three Centre Park, LLC, Lakeview at Greens, LLC and Corporate Gatespring LLC, jointly and severally (collectively, the "Conditional Guarantors") dated of even date herewith. The Conditional Guaranty is secured by, among other things, the Indemnity Deed of Trust, Assignment of Leases and Rents and Security Agreement (the "Deed of Trust") also dated as of the date of this Note, but made by the Conditional Guarantors for the benefit of the Lender as security for the Conditional Guaranty. All capitalized terms not expressly defined in this note will have the definitions set forth in the Deed of Trust.

         Section 1.  Payments of Principal and Fixed Interest.

         (a) "Advances of Principal" shall mean the advances of Principal funded by the Lender under this Note in the following order:

                  (i)      $76,200,000 ("First Disbursement"); and
                  (ii)     $8,800,000 ("Second Disbursement").

"Principal," when used herein, shall be the total amount advanced under both the First Disbursement and the Second Disbursement.

         (b) Borrower will make monthly installment payments ("Debt Service Payments") as follows:

                  (i) On November 1, 1998, a payment of accrued interest on the Advance of Principal made hereunder as the First Disbursement at the Fixed Interest Rate;

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                  (ii) On December 1, 1998, a payment in the amount of Five
         Hundred Thirty Three Thousand Two Hundred Thirty and 47/100 Dollars ($533,230.47), which will be applied first to interest on the First Disbursement at the Fixed Interest Rate; and then to the Advance of Principal under the First Disbursement

                  (iii) On January 1, 1999, payments:

                           (A) in the amount of Five Hundred Thirty Three
                  Thousand Two Hundred Thirty and 47/100 Dollars ($533,230.47), which will be applied first to interest on the First Disbursement, and then to the Advance of Principal under the First Disbursement; plus

                           (B) a payment of accrued interest on the Advance of
                  Principal made hereunder as the Second Disbursement, which is expected to be funded in December 1998, at the Fixed Interest Rate;

                  (iv) On February 1, 1999, and on the first day of each succeeding calendar month through and including October 1, 2008, payments in the amount of Five Hundred Ninety Four Thousand Nine Hundred Sixty Six and 42/100 Dollars ($594,966.42), each of which will be applied first to interest on the Principal at the Fixed Interest Rate and then to the Principal.

         (c) On November 1, 2008 (the "Maturity Date"), Borrower will pay the Principal in full together with accrued interest at the Fixed Interest Rate and all other amounts due under the Loan Documents.

         Borrower acknowledges that the monthly payment provided for in clause(b)(vi), above, will not fully repay the Principal and that a balloon payment of the entire unpaid, Principal balance, together with accrued interest and other amounts due, will be due on the Maturity Date.

         Section 2.  Prepayment Provisions.

         (a)  The following definitions apply:

"Discount Rate" means the yield on a U.S. Treasury issue selected by Lender, as published in The Wall Street Journal, two weeks prior to prepayment, having a maturity date corresponding (or most closely corresponding, if not identical) to the Maturity Date, and, if applicable, a coupon rate corresponding (or most closely corresponding, if not identical) to the Fixed Interest Rate.

"Default Discount Rate" means the Discount Rate less 300 basis points until December 1, 2003, and thereafter the Discount Rate.


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

"Discounted Value" means the Discounted Value of a Note Payment based on the following formula:

             NP
         -----------
         (1 + R/12)n  =  Discounted Value

         NP  =    Amount of Note Payment

         R   =    Discount Rate or Default Discount Rate as the case may be.

         n   =    The number of months between the date of prepayment
                  and the scheduled date of the Note Payment being discounted rounded to the nearest integer.

"Evasion Percentage" = four percent (4%), until December 1, 2003, and thereafter one percent (1%).

"Note Payments" means (i) the scheduled Debt Service Payments for the period from the date of prepayment through the Maturity Date and (ii) the scheduled repayment of Principal, if any, on the Maturity Date.

"Prepayment Date Principal" means the Principal on the date of prepayment.

         (b) This Note may not be prepaid in full or in part before November 30, 2003. Commencing on December 1, 2003, provided there is no Event of Default, Borrower may prepay this Note in full, but not in part (except pursuant to Section 12.4(b) of the Deed of Trust), on the first day of any calendar month, upon 60 days prior notice to Lender and upon payment in full of the Debt which will include a payment (the "Prepayment Premium") equal to the greater of (i) an amount equal to the product of one percent (1%) times the Prepayment Date Principal and (ii) the amount by which the sum of the Discounted Values of Note Payments, calculated at the Discount Rate, exceeds the Prepayment Date Principal. Provided there is no Event of Default, this Note may be prepaid in full without payment of the Prepayment Premium during the last 90 days of the Term.

         (c) After an Acceleration or upon any other prepayment not permitted by the Loan Documents, any tender of payment of the amount necessary to satisfy the Debt accelerated, any decree of foreclosure, any statement of the amount due at the time of foreclosure (including foreclosure by power of sale) and any tender of payment made during any redemption period after foreclosure, will include, in lieu of the Prepayment Premium, a payment (the "Evasion Premium") equal to the greater of (i) an amount equal to the product of the Evasion Percentage times the Prepayment Date Principal, and (ii) the amount by which the sum of the Discounted Values of the Note Payments, calculated at the Default Discount Rate, exceeds the Prepayment Date Principal.

         (d) Borrower acknowledges that:

         (i) a prepayment will cause damage to Lender;

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         (ii) the Evasion Premium is intended to compensate Lender for the loss of its investment and the expense incurred and time and effort associated with making the Loan, which will not be fully repaid if the Loan is prepaid;

         (iii) it will be extremely difficult and impractical to ascertain the extent of Lender's damages caused by a prepayment after an Event of Default or any other prepayment not permitted by the Loan Documents; and

         (iv) the Evasion Premium represents Lender and Borrower's reasonable estimate of Lender's damages for the prepayment and is not a penalty.

         Section 3. Guaranty; Security for Guaranty. Borrower's obligations under this Note and the other Loan Documents (the "Borrower's Obligations") are guaranteed pursuant to the Conditional Guaranty by the Conditional Guarantors. The obligations of the Conditional Guarantors under the Guaranty are secured by the Deed of Trust by the Conditional Guarantor to William H. Goebel and Matthew
T. Murphy, as trustees, for the benefit of the Lender encumbering certain real properties located in Anne Arundel County, Howard County and Prince George's County, Maryland, and other property of the Conditional Guarantors as more particularly described therein (the "Property"), and by an Indemnity Assignment of Leases and Rents (the "Assignment") of even date herewith by the Conditional Guarantors for the benefit of the Lender. The Deed of Trust and the Assignment contain terms and provisions which provide grounds for acceleration of the Debt together with additional remedies in the event of default thereunder. Failure on the part of Lender to exercise any right granted herein or in the aforesaid Deed of Trust or Assignment shall not constitute a waiver of such right or preclude the subsequent exercise and enforcement thereof. This Note, the Conditional Guaranty, the Deed of Trust and all documents now or hereafter executed by Borrower or Conditional Guarantors or held by Lender or Trustees relating to the Loan, including all amendments, are herein collectively referred to as the "Loan Documents".

         Section 4.  Events of Default.

         (a) It is an "Event of Default" under this Note:

         (i) if Borrower fails to pay any amount due, as and when required, under this Note or any other Loan Document and the failure continues for a period of 5 days; or

         (ii) if an Event of Default occurs under any other Loan Document.

         (b) If an Event of Default occurs, Lender may declare all or any portion of the Debt immediately due and payable ("Acceleration") and exercise any of the other Remedies.

         Section 5. Default Rate. Interest on the Principal will accrue at the Default Interest Rate from the date an Event of Default occurs.

         Section 6.  Late Charges.

         (a) If Borrower fails to pay any Debt Service Payment when due and the failure continues for a period of 5 days or more or fails to pay any amount due under the Loan Documents on the Maturity Date, Borrower agrees to pay to Lender an amount (a "Late Charge") equal to five cents ($.05) for each one dollar ($1.00) of the delinquent payment.

         (b) Borrower acknowledges that:

         (i) a delinquent payment will cause damage to Lender;

         (ii) the Late Charge is intended to compensate Lender for loss of use of the delinquent payment and the expense incurred and time and effort associated with recovering the delinquent payment;

         (iii) it will be extremely difficult and impractical to ascertain the extent of Lender's damages caused by the delinquency; and

         (iv) the Late Charge represents Lender and Borrower's reasonable estimate of Lender's damages from the delinquency and is not a penalty.

         Section 7. Limitation of Liability. (a) Notwithstanding any provision in this Note to the contrary, except as set forth in subsections (b) through (e) below, if Lender seeks to enforce the collection of the Principal, the Interest, the Late Charges, the Prepayment Premiums, the Expenses, any additional advances made by Lender in connection with the Loan and all other amounts payable under the Loan Documents (the "Debt"), Lender will first declare a default under this Note and exercise its remedies under the Conditional Guaranty and under the Deed of Trust instead of instituting suit on this Note. If following a sale of all of the parcels comprising the Property under the Deed of Trust a lesser sum is realized therefrom than that due under the then outstanding Debt, Lender will not institute any Proceeding against Borrower or Borrower's general partners or principals, if any, for or on account of the deficiency, and Lender shall not have recourse against Borrower or Borrower's general partner for any portion of the Debt, except in each instance as set forth in subsections (b) through (e) below.

         (b) The limitation of liability in subsection (a) will not affect or impair (i) Lender's rights and remedies under the other Loan Documents, including Lender's right as mortgagee or secured party to commence an action to foreclose any lien or security interest Lender has under the Loan Documents against any parcel remaining encumbered thereby or any additional collateral held; (ii) the validity of the Loan Documents, the Borrower's Obligations, the obligations of the Conditional Guarantors under the Loan Documents to which they are a party (the "Guarantors' Obligations"); or (iii) Lender's right to present and collect on any letter of credit or other credit enhancement document held by Lender in connection with the Borrower's Obligations.

         (c) The following are excluded and excepted from the limitation of liability in subsection (a) and Lender may recover personally against Borrower and its general partners, for the following:

                  (i) all losses suffered and liabilities and expenses incurred by Lender relating to any fraud or intentional misrepresentation or omission by Borrower or Conditional Guarantors or any of their partners, members, officers, directors, shareholders or principals in connection with (A) the performance of any of the conditions to Lender making the loan evidenced hereby (the "Loan"); (B) any inducements to Lender to make the Loan; (C) the execution and delivery of the Loan Documents; (D) any certificates, representations or warranties given in connection with the Loan; or (E) Borrower's performance of the Borrower's Obligations or Guarantors' performance of the Guarantors' Obligations;

                  (ii) all Rents derived from the Property after a default under the Loan Documents which default is a basis of a Proceeding by Lender to enforce collection of the Debt and all moneys that, on the date such a default occurs, are on deposit in one or more accounts used by or on behalf of Conditional Guarantors (or any of them) relating to the operation of the Property, except to the extent properly applied to payment of Debt Service Payments, Impositions, Insurance Premiums and any reasonable and customary expenses incurred by Conditional Guarantors in the operation, maintenance and leasing of the Property or delivered to Lender;

                  (iii) the cost of remediation of any Environmental Activity affecting the Property and any other losses suffered and liabilities and expenses incurred by Lender relating to a default under the Article of the Deed of Trust entitled "Environmental";

                  (iv) all security deposits collected by Conditional Guarantors or any of Conditional Guarantors' predecessors and not refunded to Tenants in accordance with their respective Leases, applied in accordance with the Leases or Law or delivered to Lender, and all advance rents (more than thirty
                  (30) days in advance) collected by Conditional Guarantors or any of Conditional Guarantors' predecessors and not applied in accordance with the Leases or delivered to Lender;

                  (v) the replacement cost of any Fixtures or Personal Property removed from the Property after an Event of Default occurs;

                  (vi) all losses suffered and liabilities and expenses incurred by Lender relating to any acts or omissions by Conditional Guarantors that result in waste (including economic and non-physical waste) on the Property;

                  (vii) all losses suffered and expenses incurred by Lender by virtue of a failure of Conditional Guarantors (or any one or more of them) to comply with the requirements of Section 5.6(b) and (c) of the Deed of Trust;

                  (viii) all protective advances and other payments made by Lender pursuant to express provisions of the Loan Documents to protect Lender's security interest in the Property or to protect the assignment of the property described in and effected by the Assignment, but only to the extent that the Rents would have been sufficient to permit Conditional Guarantors to make the payment and Conditional Guarantors failed to do so;

                  (ix) any misappropriation of the proceeds of the Loan, to the extent the proceeds of the Loan are not used to repay prior liens, including mechanics' liens affecting the Property as of the date hereof, and all mechanics' or similar liens relating to work performed on or materials delivered to the Property prior to Lender exercising its Remedies, but only to the extent Lender had advanced funds to pay for the work or materials;

                  (x) all Proceeds that are not applied in accordance with the Deed of Trust or not paid to Lender as required under the Deed of Trust; and

                  (xi) all losses suffered and liabilities and expenses incurred by Lender or Trustees in connection with the imposition or collection by any Government or any person, at any time, of any recordation tax, transfer tax or any other charge relating to or on account of the recordation of the Deed of Trust or Lender's lien thereunder.

         (d) Nothing under subparagraph (a) above will be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code or under any other Law relating to bankruptcy or insolvency to file a claim for the full amount of the Debt or to require that any collateral securing any or all of the Borrower's Obligations and the Guarantors' Obligations will continue to secure such obligations in accordance with the Loan Documents.

         (e) Notwithstanding the foregoing, it is expressly understood and agreed that the aforesaid limitation of liability will in no way affect or apply to Borrower, and Borrower will be liable for the Debt, if Borrower or any of Conditional Guarantors, or any of their general partners, members or officers, as the case may be, or any person, seeks to set aside the Guaranty as a preference in any bankruptcy or similar proceeding.

         Section 8. WAIVERS. BORROWER WAIVES PRESENTMENT FOR PAYMENT, DEMAND, DISHONOR AND NOTICE OF ANY OF THE FOREGOING. BORROWER FURTHER WAIVES ANY PROTEST, LACK OF DILIGENCE OR DELAY IN COLLECTION OF THE DEBT OR ENFORCEMENT OF THE LOAN DOCUMENTS. BORROWER AND ALL ENDORSERS, SURETIES AND GUARANTORS OF THE BORROWER'S OBLIGATIONS CONSENT TO ANY EXTENSIONS OF TIME, RENEWALS, WAIVERS AND MODIFICATIONS THAT LENDER MAY GRANT WITH RESPECT TO THE BORROWER'S OBLIGATIONS AND TO THE RELEASE OF ANY SECURITY FOR THE CONDITIONAL GUARANTY AND AGREE THAT ADDITIONAL MAKERS MAY BECOME PARTIES TO THIS NOTE AND ADDITIONAL ENDORSERS, GUARANTORS OR SURETIES MAY BE ADDED WITHOUT NOTICE AND WITHOUT AFFECTING THE LIABILITY OF THE ORIGINAL MAKER OR ANY ORIGINAL ENDORSER, SURETY OR GUARANTOR. BORROWER, BY ITS EXECUTION OF THIS NOTE, AND LENDER, BY ITS ACCEPTANCE HEREOF,

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EACH HEREBY VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EACH MAY HAVE TO A
TRIAL BY JURY IN ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE. IN ADDITION:

         SECTION 8.1. WAIVER OF STATUTE OF LIMITATIONS. BORROWER WAIVES THE RIGHT TO CLAIM ANY STATUTE OF LIMITATIONS AS A DEFENSE TO BORROWER'S PAYMENT AND PERFORMANCE OF THE BORROWER'S OBLIGATIONS.

         SECTION 8.2. WAIVER OF NOTICE. BORROWER WAIVES THE RIGHT TO RECEIVE ANY NOTICE FROM LENDER WITH RESPECT TO THE LOAN DOCUMENTS EXCEPT FOR THOSE NOTICES THAT LENDER IS EXPRESSLY REQUIRED TO DELIVER PURSUANT TO THE LOAN DOCUMENTS.

         SECTION 8.3.  [INTENTIONALLY DELETED]

         SECTION 8.4. GENERAL WAIVER. BORROWER ACKNOWLEDGES THAT (A) BORROWER AND BORROWER'S PARTNERS, MEMBERS OR PRINCIPALS, AS THE CASE MAY BE, ARE KNOWLEDGEABLE BORROWERS OF COMMERCIAL FUNDS AND EXPERIENCED REAL ESTATE DEVELOPERS OR INVESTORS WHO UNDERSTAND FULLY THE EFFECT OF THE ABOVE PROVISIONS; (B) LENDER WOULD NOT MAKE THE LOAN WITHOUT THE PROVISIONS OF THIS SECTION; (C) THE LOAN IS A COMMERCIAL OR BUSINESS LOAN UNDER THE LAWS OF THE STATE OR COMMONWEALTH WHERE THE PROPERTY IS LOCATED NEGOTIATED BY LENDER AND BORROWER AND THEIR RESPECTIVE ATTORNEYS AT ARMS LENGTH; AND (D) ALL WAIVERS BY BORROWER IN THIS SECTION HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY, AFTER BORROWER FIRST HAS BEEN INFORMED BY COUNSEL OF BORROWER'S OWN CHOOSING AS TO POSSIBLE ALTERNATIVE RIGHTS, AND HAS BEEN MADE AS AN INTENTIONAL RELINQUISHMENT AND ABANDONMENT OF A KNOWN RIGHT AND PRIVILEGE. THE FOREGOING ACKNOWLEDGMENT IS MADE WITH THE INTENT THAT LENDER AND ANY SUBSEQUENT HOLDER OF THE NOTE WILL RELY ON THE ACKNOWLEDGMENT.

         Section 9. Commercial Loan. Borrower warrants that the Loan is a commercial loan within the meanings of Section 12-101 et seq. of the Commercial Law Article of the Annotated Code of Maryland (1990 Repl. Vol., as amended).

         Section 10. Usury Limitations. Borrower and Lender intend to comply with all Laws with respect to the charging and receiving of interest. Any amounts charged or received by Lender for the use or forbearance of the Principal to the extent permitted by Law, will be amortized and spread throughout the Term until payment in full so that the rate or amount of interest charged or received by Lender on account the Principal does not exceed the Maximum Interest Rate. If any amount charged or received under the Loan Documents that is deemed to be interest is determined to be in excess of the amount permitted to be charged or received at the

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Maximum Interest Rate, the excess will be deemed to be a prepayment of Principal when paid, without premium, and any portion of the excess not capable of being so applied will be refunded to Borrower. If during the Term the Maximum Interest Rate, if any, is eliminated, then for purposes of the Loan, there will be no Maximum Interest Rate.

         Section 11. Applicable Law. This Note is governed by and will be construed in accordance with the Laws of the State of Maryland.

         Section 12. Time of the Essence. Time is of the essence with respect to the payment and performance of the Borrower's Obligations.

         Section 13. Cross-Default. A default under any other note now or hereafter secured by the Loan Documents or under any loan document related to such other note constitutes a default under this Note and under the other Loan Documents. When the default under the other note constitutes an Event of Default under that note or the related loan document, an Event of Default also will exist under this Note and the other Loan Documents.

         Section 14.  [INTENTIONALLY DELETED]

         Section 15. Construction. Unless expressly provided otherwise in this Note, this Note will be construed in accordance with the Exhibit attached to this Note entitled "Rules of Construction".

         Section 16.  Miscellaneous Provisions.

         (a) Payment of Expenses. Borrower is obligated to pay all fees and expenses (the "Expenses") incurred by Lender that are otherwise payable in connection with the Loan or Borrower, including reasonable attorneys' fees and expenses and any fees and expenses relating to the (i) the preparation, execution, acknowledgment, delivery and recording or filing the Loan Documents;
(ii) any Proceeding or other claim asserted against Lender; (iii) any inspection, assessment, survey and tests permitted under the Loan Documents;
(iv) any destruction event under the Deed of Trust; (v) the preservation of Lender's security and exercise of any rights or Remedies available at Law, in equity or otherwise; and (vi) the Leases and the Property Documents. Borrower will pay the Expenses immediately on demand, together with any applicable interest, Premiums or penalties. If Lender pays any of the Expenses, Borrower will reimburse Lender the amount paid by Lender immediately upon demand, together with interest on such amount at the Default Interest Rate from the date which is five (5) days after the date of which Lender demanded payment through and including the date Borrower reimburses Lender. The Expenses together with any applicable interest, Premiums or penalties constitute a portion of the Debt.

         (b) Duty to Defend. If Lender or any of its trustees, officers, participants, employees or affiliates is a party in any Proceeding relating to the Borrower or the Loan, Borrower will indemnify and hold harmless the party and will defend the party and attorneys and other professionals retained by Borrower and approved by Lender. Lender may elect to engage its own attorneys and other professionals, at Borrower's expense, to defend or to assist in the defense of the party. In all events, case strategy will be determined by Lender if Lender so elects and no Proceeding will be settled without Lender's prior approval which may be withheld in its sole discretion.

         (c) Notices. Notices shall be given as provided in the Deed of Trust, except that any notice made to Borrower shall be made at the address set forth above.

         (d) Lender's Discretion. Whenever under this Note any matter is required to be satisfactory to Lender, Lender's approval, determination or election will be made in Lender's reasonable discretion unless expressly provided to the contrary.

         (e) Unenforceable Provisions. If any provision of this Note is found to be illegal or unenforceable or would operate to invalidate any other part of this Note, then the provision will be deemed expunged and this Note will be construed as though the provision was not contained herein, and the remainder of the Note shall remain in full force and effect.

         (f) Relationship between Borrower and Lender.

             (i) Lender is not a partner of or joint venturer with Borrower or any other entity as a result of the Loan; the relationship between Lender and Borrower is strictly that of creditor and debtor. Each Loan Document is an agreement between the parties to that Loan Document for the mutual benefit of those parties, and no entities other than the parties to that Loan Document will be a third party beneficiary or will have any claim against Lender or Borrower by virtue of the Loan Document. As between Lender and Borrower, any actions taken by Lender under the Loan Documents will be taken for Lender's protection only, and Lender has not and will not be deemed to have assumed any responsibility to Borrower or to any other entity by virtue of Lender's actions.

             (ii) All conditions to Borrower's performance of its Obligations under the Loan Documents are imposed solely for the benefit of Lender. No entity other than Lender will have standing to require satisfaction of the conditions in accordance with the provisions or will be entitled to assume that Borrower will refuse to perform its Obligations in the absence of strict compliance with any of the conditions.

         (g) Service of Process. Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, return receipt requested, to Borrower at its address set forth above.

         (h) Entire Agreement. Oral agreements or commitments between Borrower and Lender to lend money, to extend credit or to forbear from enforcing repayment of the Debt, including promises to extend or renew the Debt, are not enforceable. Any agreements between Borrower and Lender relating to the Loan are contained in the Loan Documents, which contain the complete and exclusive statement of the agreements between Borrower and Lender, and except as Borrower and Lender may later agree in writing to amend the Loan Documents. The language of each Loan Document will be construed as a whole according to its fair meaning and will not be construed against the draftsman.

         (i) No Oral Amendment. The Loan Documents may not be amended, waived or terminated orally or by any act or omission made individually by Borrower or Lender but may be amended, waived or terminated only by a written document signed by a party against which enforcement of the amendment, waiver or termination is sought.

         (j) Time of the Essence. Time is of the essence with respect to Borrower's payment and performance of the Obligations.

         (k) Successors and Assigns. This Note binds the parties hereto and their respective successors, assigns, heirs, administrators, executors, agents and representatives and inure to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives.

         Section 17. Joint and Several Liability; Successors and Assigns. If Borrower consists of more than one entity, the obligations and liabilities of each such entity will be joint and several. This Note binds Borrower and its successors, assigns, heirs, administrators, executors, agents and representatives and inures to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives.

         Section 18. Absolute Obligation. Except for the Section of this Note entitled "Limitation of Liability", no reference in this Note to the other Loan Documents and no other provision of this Note or of the other Loan Documents will impair or alter the obligation of Borrower, which is absolute and unconditional, to pay the Principal, interest at the Fixed Interest Rate and any other amounts due and payable under this Note, as and when required.

         IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the date first set forth above.

WITNESS/ATTEST:                CORPORATE OFFICE PROPERTIES, L.P.

                               By:      Corporate Office Properties Trust,
                                        its general partner

Karen M Singer                 by:    Roger A. Waesche Jr.                (SEAL)
-------------------------            ------------------------------------
                               Name:  Roger A. Waesche, Jr.
                                     ------------------------------------
                               Title: Senior Vice President
                                     ------------------------------------

                                    Exhibit A
                                    ---------

                              RULES OF CONSTRUCTION

         (a) References in any Loan Document to numbered Articles or Sections are references to the Articles and Sections of that Loan Document. References in any Loan Document to lettered Exhibits are references to the Exhibits attached to that Loan Document, all of which are incorporated in and constitute a part of that Loan Document. Article, Section and Exhibit captions used in any Loan Document are for reference only and do not describe or limit the substance, scope or intent of that Loan Document or the individual Articles, Sections or Exhibits of that Loan Document.

         (b) The terms "include", "including" and similar terms are construed as if followed by the phrase "without limitation".

         (c) The terms "Land", "Improvements", "Fixtures and Personal Property", "Condemnation Awards", "Insurance Proceeds" and "Property" are construed as if followed by the phrase "or any part thereof".

         (d) Any agreement by or duty imposed on Borrower or a Conditional Guarantor in any Loan Document to perform any obligation or to refrain from any act or omission constitutes a covenant running with the ownership or occupancy of the Land and the Improvements, which will bind all parties hereto and their respective successors and assigns, and all lessees, subtenants and assigns of same, and all occupants and subsequent owners of the Property, and will inure to the benefit of Lender and all subsequent holders of the Note and the Deed of Trust and includes a covenant by Borrower and the Conditional Guarantors to cause their respective partners, members, principals, agents, representatives and employees to perform the obligation or to refrain from the act or omission in accordance with the Loan Documents. Any statement or disclosure contained in any Loan Document about facts or circumstances relating to the Property, Borrower, Conditional Guarantors, or the Loan constitutes a representation and warranty by Borrower and the Conditional Guarantors made as of the date of the Loan Document in which the statement or disclosure is contained.

         (e) The term "to Borrower's knowledge" is construed as meaning to the best of Borrower's knowledge after diligent inquiry.

         (f) The singular of any word includes the plural and the plural includes the singular. The use of any gender includes all genders.

         (g) The terms "person", "party" and "entity" include natural persons, firms, partnerships, limited liability companies and partnerships, corporations and any other public or private legal entity.

         (h) The term "provisions" includes terms, covenants, conditions, agreements and requirements.

         (i) The term "amend" includes modify, supplement, extend, replace or substitute and the term "amendment" includes modification, supplement, extension, replacement and substitution.

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         (j) Reference to any specific Law or to any document or agreement, including the Note, the Conditional Guaranty, the Deed of Trust, any of the other Loan Documents, and any Property Documents includes any future amendments to the same, as the case may be.

         (k) No inference in favor of or against a party with respect to any provision in any Loan Document may be drawn from the fact that the party drafted the Loan Document.

         (l) The term "certificate" means the sworn, notarized statement of the entity giving the certificate, made by a duly authorized person satisfactory to Lender affirming the truth and accuracy of every statement in the certificate. Any document that is "certified" means the document has been appended to a certificate of the entity certifying the document that affirms the truth and accuracy of everything in the document being certified. In all instances the entity issuing a certificate must be satisfactory to Lender.

         (m) Any appointment of Lender as Borrower's attorney-in-fact is irrevocable and coupled with an interest. Lender may appoint a substitute attorney-in-fact. Borrower ratifies all actions taken by the attorney-in-fact but, nevertheless, if Lender requests, Borrower will specifically ratify any action taken by the attorney-in-fact by executing and delivering to the attorney-in-fact or to any entity designated by the attorney-in-fact all documents necessary to effect the ratification.

         (n) Any document, instrument or agreement to be delivered by Borrower will be in form and content satisfactory to Lender.

         (o) All obligations, rights, remedies and waivers contained in the Loan Documents will be construed as being limited only to the extent required to be enforceable under the Law.

         (p) The unmodified word "days" means calendar days.

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